UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2024
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Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, Sixth Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (929) 567-0006

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Appointment and Board Change
On October 31, 2024, the Company announced that Peter Stern has been appointed as Chief Executive Officer (“CEO”) and President of the Company, effective as of January 1, 2025. The Company expects to appoint Mr. Stern to the board of directors of the Company.

Mr. Stern has served as President of Ford Integrated Services at the Ford Motor Company (“Ford”) since August 2023. At Ford, Mr. Stern has been responsible for a portfolio of subscription services that includes BlueCruise, Pro Intelligence, connectivity and security, and leads the company’s digital product team. From September 2016 until January 2023, Mr. Stern served as Vice President of Services at Apple Inc. (“Apple”), where he managed the businesses of Apple TV+ and Sports, iCloud, Apple News, Apple Books, Apple Arcade, Apple Fitness+ and Apple One. Additionally, Mr. Stern led marketing for all Apple services, including the App Store, Apple Card, Apple Pay, Apple Music, Apple Podcasts and Apple Maps. He also oversaw Apple’s advertising businesses during a period of rapid growth. Before joining Apple in 2016, Mr. Stern was Executive Vice President and Chief Product, People and Strategy Officer at Time Warner Cable. Prior to that, he was an Associate Principal at McKinsey & Co.

The Company and Mr. Stern have entered into an employment offer letter, dated October 28, 2024, in connection with Mr. Stern’s appointment as CEO and President (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Stern is eligible for the following compensation: (i) an annual base salary of $1,250,000, (ii) an annual cash bonus equal to 100% of his annual base salary, (iii) a discretionary signing bonus of $1,000,000, and (iv) equity awards valued at $20,000,000 in the aggregate on the date of grant, subject to approval by the board of directors of the Company, to be allocated as follows: (a) stock options to purchase shares of the Company’s Class A common stock valued at $5,000,000; (b) time-based restricted stock units valued at $10,000,000; and (iii) performance-based restricted stock units valued at $5,000,000. The Offer Letter provides Mr. Stern with certain relocation, security and other employee benefits. Under the Offer Letter, Mr. Stern also is eligible to participate in the Company’s Severance and Change in Control Plan (the “Severance Plan”) as a tier 1 participant, provided that, among other items, (i) his cash severance will be based on two times his base salary and target annual bonus instead of the standard amounts, and (ii) he will be credited with an additional 24 months, rather than 12 months, of equity vesting service. The Severance Plan was filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on September 11, 2020, and is incorporated by reference herein.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Mr. Stern does not have a family relationship with any director or executive officer of the Company (or any person nominated or chosen by the Company to become a director or executive officer of the Company) or a direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

Interim Co-CEO Transition

Effective November 1, 2024, Karen Boone will serve as the sole Interim CEO and Interim President through December 31, 2024. Chris Bruzzo will step down as Interim co-CEO and Interim co-President on November 1, 2024. Both Mr. Bruzzo and Ms. Boone will continue to serve as directors.

In connection with Ms. Boone’s service as the sole Interim CEO and Interim President, she will receive (i) a monthly base salary of $200,000 and (ii) an award of restricted stock units with a value equal to $450,000, which will vest in equal installments on November 30, 2024 and December 31, 2024.

The foregoing description of the amendment to Ms. Boone’s employment letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Boone Amendment, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 31, 2024, the Company issued a press release announcing leadership changes described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained or incorporated in this Item 7.01, including Exhibit 99.1, is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter, by and between Peter Stern and Peloton Interactive, Inc., dated October 28, 2024.
10.2	Amendment No. 1 to the May 2, 2024 Offer Letter, by and between Karen Boone and Peloton Interactive, Inc., dated October 30, 2024.
99.1	Press Release Announcing Leadership Transitions, dated October 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: October 31, 2024	By:	/s/ Tammy Albarran
Tammy Albarran
Chief Legal Officer